UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2021

Astra Space, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39426	14-1916687
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Skyhawk Street
Alameda, California		94501
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 278-7217

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTR	NASDAQ Global Select Market
Warrants to purchase one share of common stock, each at an exercise price of $11.50	ASTRW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 29, 2021, we held our 2021 Annual Meeting of Stockholders, at which stockholders voted on proposals to (i) elect the two directors listed below, each to hold office until the 2024 annual meeting of stockholders or until their respective successors are duly elected and qualified; and, (ii) ratify the Audit Committee’s appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021. The Company has two classes of common stock and holders of each class of common stock as of August 30, 2021, were entitled to vote at the 2021 Annual Meeting of Stockholders. Each issued and outstanding share of Class A common as of the record date was entitled to one vote and each issued and outstanding share of Class B common stock as of the record date was entitled to 10 votes on each of the foregoing proposals. There were 31,413,538 shares of the Company's Class A common stock and 56,239,188 shares of the Company's Class B common stock were represented either in person or by proxy at the meeting (which represented 77.76% of the total voting power of the Company), thereby constituting a quorum.

The final voting results for each of these proposals are as follows:

Election of Directors (Item 1): The stockholders elected the following individuals as directors of the Company with the following votes:

Total of Class A Common Stock and Class B Common Stock:

	Votes For	Votes Withheld	Broker Non-Votes
Chris Kemp	593,607,938	197,480	0
Adam London	593,746,467	58,951	0

Class A Common Stock only:

	Votes For	Votes Withheld	Broker Non-Votes
Chris Kemp	31,216,058	197,480	0
Adam London	31,354,587	58,951	0

Class B Common Stock only:

	Votes For	Votes Withheld	Broker Non-Votes
Chris Kemp	562,391,880	0	0
Adam London	562,391,880	0	0

Ratification of the Audit Committee’s appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2021 (Item 2): The stockholders ratified the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2021. The proposal was supported by 99.98% of the votes cast “for” or “against” it, including abstentions.

Total of Class A Common Stock and Class B Common Stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
593,715,928	32,870	56,620	0

Class A Common Stock only:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,324,048	32,870	56,620	0

Class B Common Stock only:

Votes For	Votes Against	Abstentions	Broker Non-Votes
562,391,880	0	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 4, 2021	Astra Space, Inc.

	By:	/s/ Chris Kemp
	Name:	Chris Kemp
	Title:	Chief Executive Officer